EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18
U.S.C. SECTION 1350
AND RULE 13a-14(b) OR RULE 15d-14(b)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the quarterly report of Viscount Systems, Inc. (the “Company”) on Form 10 -Q for the fiscal quarter ended September 30, 2015 (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 23, 2015	/s/ Scott Sieracki
Scott Sieracki
Interim Chief Executive Officer
Principal Executive Officer and Principal Financial Officer